Exhibit 99.1

Press Release

Penguin Solutions Appoints Stephen Cumming as Senior Vice President and Chief Financial Officer to Support Accelerated Growth

Penguin separately reports fourth quarter and fiscal 2026 results with multiple company records and raises full year fiscal 2027 outlook

FREMONT, Calif. – October 6, 2026 – Penguin Solutions, Inc. (“Penguin Solutions,” “Penguin,” or the “Company”) (Nasdaq: PENG), the AI Factory Platform Company, today announced the appointment of Stephen Cumming as Senior Vice President and Chief Financial Officer, effective immediately.

“We enter fiscal 2027 with strong AI-driven momentum, meaningful operating leverage, and a clear strategy to scale our AI Factory Platform business,” said Kash Shaikh, President and CEO of Penguin Solutions. “We are pleased to welcome Stephen at this exciting time for Penguin. Stephen’s extensive public-company experience and track record of operational rigor will strengthen our executive leadership team as we drive disciplined execution, pursue durable, profitable growth and remain obsessed with our customers’ success.”

Cumming is an experienced public company executive with a track record of financial leadership across public and private companies in the infrastructure systems, software, services, and semiconductor industries, most recently serving as the Chief Financial Officer of Edgio. Cumming has served as CFO of multiple public companies and brings deep expertise in operational scaling, financial strategy, and investor relations.

“I am excited to join Penguin Solutions at this important stage in its growth,” said Cumming. “The Company has built a differentiated position at the intersection of data center AI infrastructure and memory, with a significant opportunity ahead as customers scale production AI. I look forward to partnering with Kash and the team as we aim to execute on this opportunity, scale the business efficiently with strong financial discipline, and help translate growth into sustainable earnings, cash flow, and long-term shareholder value.”

Prior to Edgio, Cumming served as Chief Financial Officer of Cambium Networks, a global provider of networking solutions, where he successfully led the company through its initial public offering in 2019. He previously served as Chief Financial Officer of Kenandy, Inc., a cloud-based enterprise software company. He also spent 21 years in the semiconductor industry, serving as Chief Financial Officer of Atmel Corporation, and holding senior finance leadership roles at Fairchild Semiconductor and National Semiconductor. He received his Bachelor of Science in Business from the University of Surrey and is a UK Chartered Management Accountant. With Cumming’s appointment, Aaron Johnson, who has served as Interim CFO since July 2026, will return to his role as Vice President of Finance and Accounting.

Fourth Quarter and Fiscal Year 2026 Conference Call and Webcast Information

In a separate release today, Penguin Solutions reported its fourth quarter and full year fiscal 2026 financial results. Management will host a conference call and webcast today, October 6, 2026, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time).

Interested parties may access the call by registering online, after which they will receive dial-in information as well as a conference ID. The live webcast will also be available on the Penguin Solutions investor relations website, along with the related earnings press release and slide presentation.

Use of Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. These statements may include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of Penguin Solutions; statements regarding Penguin Solutions’ business momentum and market position; statements regarding the expected contributions of executive leadership appointments; statements regarding AI-related demand, customer pipeline, market opportunities, industry trends and product performance; statements regarding the Company’s strategy to scale its AI Factory Platform business, operating leverage, and ability to translate growth into sustainable earnings, cash flow, and shareholder value; and statements regarding the business and financial outlook for fiscal year 2027.

These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions, including the impact on the financial condition of our customers, particularly in challenging macroeconomic environments; growth and demand trends in technology industries (including trends and markets related to artificial intelligence), our customer markets and various geographic regions; uncertainties in the geopolitical environment, including those related to global conflicts, such as those in the Middle East and Ukraine, and the global effects thereof on international relations, transport, and trade; our ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics, tariffs, disruptions at our suppliers, or other factors; changes in trade regulations and tariffs or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending, including changes in customer spending on our products and services; appropriations for government spending; the success of our strategic initiatives including the U.S. domestication and our ability to realize the anticipated benefits thereof, our rebranding and related strategy, any existing or potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; failure to achieve the intended benefits of the sale of Zilia Technologies Indústria e Comércio de Componentes Eletrônicos Ltda. (formerly SMART Modular Technologies do Brasil—Indústria e Comércio de Componentes Ltda.) and its business; the impact of and expected timing of winding down the manufacturing and discontinuing the sale of products offered through our Penguin Edge business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers, and the timing and volume of customer orders and renewals; the impact of customer churn rates, including discounting and churn of significant customers from whom we derive a significant percentage of our revenue; changes in customer demand and sales mix; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market, or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; potential sales of our common stock by the holder of our issued convertible preferred stock or the anticipation of such sales; and the continuing availability of borrowings under revolving lines of credit or other debt arrangements and our ability to raise capital through debt or equity financings.

These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Annual Report on Form 10-K for the fiscal year ended August 29, 2025, as updated by the risk factors, if any, contained in our Quarterly Reports on Form 10-Q and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”). Such risks, uncertainties and factors as outlined above and in such filings could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.

About Penguin Solutions

Penguin Solutions is the AI Factory Platform Company. We design, build, and manage next-generation data centers for enterprises, sovereign AI initiatives, and neocloud providers.

With deep design expertise at the intersection of data center AI infrastructure and memory solutions, our Full-Stack AI Factory Platform combines differentiated infrastructure software, advanced memory, compute systems, end-to-end services, and industry-leading partner technologies to help customers accelerate deployment, optimize token economics, and maximize the return on their AI investments.

Learn more at PenguinSolutions.com.

Lerin O’Neill

Penguin Solutions

Corporate Communications

pr@penguinsolutions.com

Lana Adair

Investor Relations

ir@penguinsolutions.com